Exhibit 99.1

NEWS RELEASE

300 Perimeter Park Drive, Suite A Morrisville, North Carolina 27560 919.468.0399	Company Contact: Timothy Krist Chief Financial Officer 919.468.0399, ext. 295 tkrist@charlesandcolvard.com	Investor Relations: R. Jerry Falkner RJ Falkner & Company, Inc. Investor Relations Counsel 800.377.9893 info@rjfalkner.com

FOR IMMEDIATE RELEASE

CHARLES & COLVARD APPOINTS STEVEN M. LARKIN
TO BOARD OF DIRECTORS

MORRISVILLE, N.C. -- February 7, 2011 -- Charles & Colvard, Ltd. (NASDAQ Global Select Market: CTHR), the sole manufacturer of moissanite lab-created gemstones, The Most Brilliant Jewel in the World®, today announced the appointment of Steven M. Larkin to its Board of Directors.

Since January 2010, Mr. Larkin, age 52, has served as Senior Vice President, Direct, of Golfsmith International Holdings, Inc. (“Golfsmith”), a specialty retailer of golf and tennis equipment, apparel, and accessories.  From November 2009 to January 2010, he was a consultant to Golfsmith.  From August 2008 to June 2009, Mr. Larkin served as Executive Vice President, Chief Marketing and E-Commerce Officer at Zale Corporation, a specialty retailer of diamonds and other jewelry products.  He was Zale Corporation’s Senior Vice President, Brand Marketing and E-Commerce, from February 2008 to August 2008 and its Senior Vice President, Direct to Consumer, from January 2006 to February 2008.  Before joining Zale Corporation, Mr. Larkin served in a variety of e-commerce and marketing-related executive positions with various companies in the retail industry for over 20 years, including ShopNBC, The Fingerhut Corporation, and Federated Department Stores/Macy’s, Inc.

“We are very pleased to welcome Steve Larkin as an independent member of our Board of Directors,” stated Randy N. McCullough, Chief Executive Officer of Charles & Colvard, Ltd.  “An important element in our growth strategy involves e-commerce marketing initiatives.  Steve’s extensive experience in this area and his understanding of the jewelry industry should prove invaluable to our management team and is consistent with our Board’s strategic direction as we seek to realize the potential of moissanite in the $120 billion global jewelry industry.”

About Charles & Colvard, Ltd.

Charles & Colvard, Ltd., based in the Research Triangle Park area of North Carolina, is the global sole source of moissanite, a unique, near-colorless lab-created gemstone that is distinct from other gemstones and jewels based on its exceptional fire, brilliance, luster, durability, and rarity. Charles & Colvard Created Moissanite® is currently incorporated into fine jewelry sold through domestic and international retailers and other sales channels.  Charles & Colvard, Ltd. is headquartered in Morrisville, North Carolina, and the Company’s common stock is listed on the NASDAQ Global Select Market under the symbol “CTHR”.  For more information, please access www.moissanite.com or www.charlesandcolvard.com.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to products, sales, revenues, and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations, and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently.

All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, our dependence on consumer acceptance and growth of sales of our products; general economic and market conditions, including the current economic environment; dependence on Cree, Inc. as the current supplier of the raw material; dependence on third parties for the sales and marketing of our products to end consumers; intense competition in the worldwide jewelry industry; financial difficulties or insolvency of one or more of our major customers; our ability to protect our intellectual property; possible adverse effects of governmental regulation and oversight; risks of conducting business in foreign countries; and the pricing of precious metals, which is beyond our control, in addition to the other risks and uncertainties described in more detail in our filings with the Securities and Exchange Commission, or the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the SEC that discuss other factors relevant to our business.

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